PIONEER
                                     -------
                                      CORE
                                     EQUITY
                                      FUND*

                                     Annual
                                     Report

                                    12/31/02

                          [LOGO] PIONEER INVESTMENTS(R)

*Formerly Pioneer Tax Managed Fund. Name change effective May 1, 2002.

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              14
Notes to Financial Statements                     20
Report of Independent Auditors                    26
Trustees, Officers and Service Providers          27
Retirement Plans from Pioneer                     32
Programs and Services for Pioneer Shareowners     34

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/02
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------
This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multinational operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments[RegTM], including $18.5 billion for U.S. investors.

We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help move you closer to your financial goals.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                               95.3%
Depositary Receipts for International Stocks      3.4%
International Common Stocks                       1.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                            19.9%
Financials                                        16.9%
Consumer Discretionary                            16.1%
Consumer Staples                                  14.3%
Health Care                                       12.1%
Energy                                             7.3%
Industrials                                        6.6%
Telecommunication Services                         4.7%
Materials                                          2.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1.    Safeco Corp.              4.53%      6.     Johnson & Johnson Co.     3.12%
2.    Tribune Co.               4.10       7.     Merck & Co., Inc.         2.86
3.    Wal-Mart Stores, Inc.     3.96       8.     Wells Fargo & Co.         2.81
4.    PepsiCo, Inc.             3.55       9.     IBM Corp.                 2.76
5.    Microsoft Corp.           3.28      10.     Proctor & Gamble Co.      2.70

Fund holdings will vary for other periods.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   12/31/01
                 $6.66      $8.61

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $  -        $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Core Equity Fund at public offering price, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2002)

                   Net Asset    Public Offering
Period               Value          Price*
Life-of-Class
(11/18/99)          -12.21%        -13.87%
1 Year              -22.65         -27.13

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Value of $10,000 Investment

                          Pioneer Core   Standard & Poor's
      Date                Equity Fund*      500 Index

   11/18/1999                $9,425          $10,000
                             $9,943          $10,340
   12/31/2000                $9,416           $9,398
                             $8,115           $8,286
   12/31/2002                $6,277           $6,459

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   12/31/01
                 $6.50      $8.45

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $  -        $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Core Equity Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2002)

                    If              If
Period             Held          Redeemed*
 Life-of-Class
 (11/18/99)       -12.90%        -13.74%
 1 Year           -23.08         -26.15

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Value of $10,000 Investment

                          Pioneer Core   Standard & Poor's
      Date                Equity Fund*      500 Index

   11/18/1999               $10,000          $10,000
                            $10,520          $10,340
   12/31/2000                $9,890           $9,398
                             $8,450           $8,286
   12/31/2002                $6,305           $6,459

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/02                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        12/31/02   12/31/01
                 $6.53      $8.48

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $  -        $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Core Equity Fund at public offering price, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2002)

                 Net Asset         Public Offering
Period            Value              Price/CDSC*
Life-of-Class
(11/19/99)       -12.77%              -13.05%
1 Year           -23.00               -23.80

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Value of $10,000 Investment

                          Pioneer Core   Standard & Poor's
      Date                Equity Fund*      500 Index

   11/19/1999                $9,900          $10,000
                            $10,436          $10,361
   12/31/2000                $9,812           $9,418
                             $8,396           $8,303
   12/31/2002                $6,465           $6,472

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02
--------------------------------------------------------------------------------

In the following discussion, John Carey, portfolio manager of Pioneer Core Equity Fund, reviews the past year and the effect that it had on the Fund. He also outlines the strategies he pursued for Pioneer Core Equity Fund.

Q:    Please discuss the Fund's performance during 2002.

A: The bears were still very much in the ascendancy in 2002. The Standard & Poor's 500 fell 22.05% over the course of the year. By comparison, Class A shares of Pioneer Core Equity Fund declined by 22.65% at net asset value, and the average fund in the Lipper Analytical Services Large-Cap Core mutual-fund category tumbled 23.49%. All in all, a dismal year -- and a dismal year on top of the two preceding difficult years, 2001 and 2000! Throughout the year, investors were troubled by earnings shortfalls, corporate scandals, international tensions and the uncertain economy. Confidence -- consumer confidence, business confidence, investor confidence -- was in short supply.

      However, there were some bright spots for the Fund. Our chemical and railroad positions held up well. Lockheed Martin, a defense contractor, turned in a good performance against the backdrop of war worries. Our media names Gannett and Tribune were real stars. Consumer staples stocks, including Coca-Cola and Procter & Gamble, were likewise good contributors, and Wells Fargo, among the financials, also proved quite resilient. But our energy, retailing and technology stocks were weak, and our health care and telecommunications holdings were especially poor performers.

Q:    How do you choose stocks for the portfolio?

A: First and foremost, we look for a longer-term potential for appreciation. Since we maintain a tax-efficient strategy with the portfolio, we do not emphasize dividend income, and we are also not interested in short-term "trading" opportunities that might lead to tax liabilities for our shareowners in the event of realized gains. (Of course any revision of the Federal tax codes with respect to the treatment of dividends might lead us to review our policies, but we shall wait until we see something signed into law.) The important characteristics that help us be assured that a company has the potential we seek include capable management, strong

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      finances, favorable industry position and a clear and reasonable plan for growth. We do all of our own research at Pioneer, and we spend a lot of time talking with corporate managements, reading publicly-available material, studying industry data and thinking about companies in a comparative way. The goal is to have a diversified portfolio of high-quality companies that we can stick with for some time.

Q:    What factors lead you to sell stocks?

A: We are patient investors, but we also look critically at our companies. We are attentive at all times to valuation, and we sell when we think a stock has become excessively valued relative to the outlook we can envisage for the company. We also sell when we are disappointed with a management decision that we feel has impaired the value of the stock. Sometimes the industry conditions deteriorate to the extent that the company appears to us to have too tough a row to hoe. Any serious doubts about the quality of earnings, consistency of accounting, or management integrity will prompt a sale. Occasionally we are "taken out" of a name through merger-and-acquisition activity. Finally, we will sell when we find a stock we think has more potential than one we currently own. Since we stay fully invested, we do make substitutions like that on a frequent basis.

Q:    What areas are you emphasizing for the coming year?

A: Despite the weakness in the technology sector over the last couple of years, we do like the prospects for many tech companies over the next few years. We are overweighted there versus the Standard & Poor's 500. Our important holdings in the sector include Microsoft, International Business Machines and Nokia. We think that investors are unduly concerned about the likely levels of capital spending on new computer software and hardware. The consumer area -- both the consumer discretionary and consumer staples sectors -- is also of major interest to us. In a stronger economy, which we do expect, consumer companies should continue to have many opportunities for growth in sales and earnings.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02                             (continued)
--------------------------------------------------------------------------------

Q:    What is your outlook for 2003?

A: In looking every day, as we do, at stock prices, we find that bad news appears reflected in many of the prices, but that good news is still greeted skeptically by investors and is not in so many of the prices. From a textbook point of view, negative sentiment can provide attractive buying opportunities. Other causes for encouragement include low interest rates, moderate inflation, high productivity and implementation of cost controls at many companies. We do think that capital spending will improve and serve to supplement the continuing strength in consumer spending. Also, corporations are taking impressive steps to restore their credibility. Time will tell, of course, but we find many reasons right now to be optimistic.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02
--------------------------------------------------------------------------------

Shares                                                         Value
             COMMON STOCKS - 100.0%
             Energy - 7.3%
             Integrated Oil & Gas - 4.6%
   6,083     ChevronTexaco Corp.                          $   404,398
   3,273     ConocoPhillips                                   158,380
   5,000     Royal Dutch Petroleum Co.                        220,100
                                                          -----------
                                                          $   782,878
                                                          -----------
             Oil & Gas Drilling - 1.2%
   8,500     Transocean Offshore, Inc.                    $   197,200
                                                          -----------
             Oil & Gas Exploration & Production - 1.5%
   8,000     Houston Exploration Co. *                    $   244,800
                                                          -----------
             Total Energy                                 $ 1,224,878
                                                          -----------
             Materials - 2.1%
             Aluminum - 0.9%
   6,400     Alcoa, Inc.                                  $   145,792
                                                          -----------
             Commodity Chemicals - 0.6%
   2,500     Air Products & Chemicals, Inc.               $   106,875
                                                          -----------
             Diversified Chemicals - 0.6%
   2,000     PPG Industries, Inc.                         $   100,300
                                                          -----------
             Total Materials                              $   352,967
                                                          -----------
             Capital Goods - 0.8%
             Aerospace & Defense - 0.8%
   2,300     Lockheed Martin Corp.                        $   132,825
                                                          -----------
             Total Capital Goods                          $   132,825
                                                          -----------
             Commercial Services & Supplies - 2.1%
             Data Processing Services - 0.8%
   3,500     Automatic Data Processing, Inc.              $   137,375
                                                          -----------
             Office Services & Supplies - 1.3%
   6,000     Canon, Inc. (A.D.R.)                         $   221,100
                                                          -----------
             Total Commercial Services & Supplies         $   358,475
                                                          -----------
             Transportation - 3.7%
             Airlines - 2.0%
  24,000     Southwest Airlines Co.                       $   333,600
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02                                   (continued)
--------------------------------------------------------------------------------

Shares                                                    Value
             Railroads - 1.7%
   7,000     Burlington Northern, Inc.               $   182,070
   5,600     Norfolk Southern Corp.                      111,944
                                                     -----------
                                                     $   294,014
                                                     -----------
             Total Transportation                    $   627,614
                                                     -----------
             Hotels, Restaurants & Leisure - 0.7%
             Restaurants - 0.7%
   6,000     Starbucks Corp. *                       $   122,280
                                                     -----------
             Total Hotels, Restaurants & Leisure     $   122,280
                                                     -----------
             Media - 7.9%
             Publishing - 7.9%
   3,000     Gannett Co.                             $   215,400
   7,000     McGraw-Hill Co., Inc.                       423,080
  15,200     Tribune Co.                                 690,992
                                                     -----------
                                                     $ 1,329,472
                                                     -----------
             Total Media                             $ 1,329,472
                                                     -----------
             Retailing - 7.5%
             General Merchandise Stores - 5.9%
  10,800     Target Corp.                            $   324,000
  13,200     Wal-Mart Stores, Inc.                       666,732
                                                     -----------
                                                     $   990,732
                                                     -----------
             Home Improvement Retail - 1.6%
   7,400     Lowe's Companies, Inc.                  $   277,500
                                                     -----------
             Total Retailing                         $ 1,268,232
                                                     -----------
             Food & Drug Retailing - 4.2%
             Drug Retail - 1.5%
   4,000     CVS Corp.                               $    99,880
   5,200     Walgreen Co.                                151,788
                                                     -----------
                                                     $   251,668
                                                     -----------
             Food Distributors - 0.1%
   1,876     Del Monte Foods Co. *                   $    14,443
                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                          Value
             Food Retail - 2.6%
  12,500     Campbell Soup Co.                             $   293,375
   4,200     H.J. Heinz Co., Inc.                              138,054
                                                           -----------
                                                           $   431,429
                                                           -----------
             Total Food & Drug Retailing                   $   697,540
                                                           -----------
             Food, Beverage & Tobacco - 6.2%
             Soft Drinks - 6.2%
  10,300     The Coca-Cola Co.                             $   451,346
  14,150     PepsiCo, Inc.                                     597,413
                                                           -----------
                                                           $ 1,048,759
                                                           -----------
             Total Food, Beverage & Tobacco                $ 1,048,759
                                                           -----------
             Household & Personal Products - 3.9%
             Household Products - 3.9%
   3,800     Colgate-Palmolive Co.                         $   199,234
   5,300     Procter & Gamble Co. *                            455,482
                                                           -----------
                                                           $   654,716
                                                           -----------
             Total Household & Personal Products           $   654,716
                                                           -----------
             Health Care Equipment & Supplies - 3.6%
             Health Care Distributors & Services - 3.6%
   2,100     Abbott Laboratories                           $    84,000
   9,800     Johnson & Johnson Co.                             526,358
                                                           -----------
                                                           $   610,358
                                                           -----------
             Total Health Care Equipment & Supplies        $   610,358
                                                           -----------
             Pharmaceuticals & Biotechnology - 8.5%
             Pharmaceuticals - 8.5%
   4,500     Eli Lilly & Co.                               $   285,750
   8,500     Merck & Co., Inc.                                 481,185
  11,900     Pfizer, Inc.                                      363,783
  13,500     Schering-Plough Corp.                             299,700
                                                           -----------
                                                           $ 1,430,418
                                                           -----------
             Total Pharmaceuticals & Biotechnology         $ 1,430,418
                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/02                                     (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
             Banks - 8.0%
   6,300     Mellon Bank Corp.                            $   164,493
   6,800     State Street Corp.                               265,200
   3,200     SunTrust Banks, Inc.                             182,144
  10,100     Wells Fargo & Co.                                473,387
   6,400     Zions Bancorporation                             251,834
                                                          -----------
             Total Banks                                  $ 1,337,058
                                                          -----------
             Diversified Financials - 2.0%
             Diversified Financial Services - 2.0%
   3,000     Merrill Lynch & Co., Inc.                    $   113,850
   8,100     T. Rowe Price Associates, Inc.                   220,968
                                                          -----------
                                                          $   334,818
                                                          -----------
             Total Diversified Financials                 $   334,818
                                                          -----------
             Insurance - 6.9%
             Property & Casualty Insurance - 6.9%
   7,600     Chubb Corp.                                  $   396,720
  22,000     Safeco Corp.                                     762,740
                                                          -----------
                                                          $ 1,159,460
                                                          -----------
             Total Insurance                              $ 1,159,460
                                                          -----------
             Software & Services - 7.2%
             Application Software - 7.2%
   9,400     Adobe Systems, Inc.                          $   234,154
  10,700     Microsoft Corp. *                                553,190
   9,300     Synopsys, Inc. *                                 429,195
                                                          -----------
                                                          $ 1,216,539
                                                          -----------
             Total Software & Services                    $ 1,216,539
                                                          -----------
             Technology Hardware & Development - 12.7%
             Computer Hardware - 5.1%
   6,500     Dell Computer Corp. *                        $   173,810
   6,000     IBM Corp.                                        465,000
  70,000     Sun Microsystems, Inc. *                         217,700
                                                          -----------
                                                          $   856,510
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                           Value
             Semiconductor Equipment - 2.9%
  17,000     Applied Materials, Inc. *                       $   221,510
   9,500     Novellus Systems, Inc. *                            266,760
                                                             -----------
                                                             $   488,270
                                                             -----------
             Semiconductors - 2.6%
  11,800     Intel Corp.                                     $   183,726
  17,100     Texas Instruments, Inc.                             256,671
                                                             -----------
                                                             $   440,397
                                                             -----------
             Telecommunications Equipment - 2.1%
  23,000     Nokia Corp. (A.D.R.)                            $   356,500
                                                             -----------
             Total Technology Hardware & Development         $ 2,141,677
                                                             -----------
             Telecommunication Services - 4.7%
             Integrated Telecommunication Services - 4.7%
  14,200     BellSouth Corp.                                 $   367,354
  15,900     SBC Communications, Inc.                            431,049
                                                             -----------
                                                             $   798,403
                                                             -----------
             Total Telecommunication Services                $   798,403
                                                             -----------
             TOTAL COMMON STOCKS
             (Cost $19,432,217)(a)(b)(c)                     $16,846,489
                                                             ===========


*     Non-income producing security.

(a) At December 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $19,504,926 was as follows:

      Aggregate gross unrealized gain for all investments in which there is an
      excess of value over tax cost                                                         $ 1,165,472

      Aggregate gross unrealized loss for all investments in which there
      is an excess of tax cost over value                                                    (3,823,909)
                                                                                            -----------
      Net unrealized loss                                                                   $(2,658,437)
                                                                                            ===========

(b) At December 31, 2002, the Fund had a net capital loss carryforward of $7,241,661 which will expire between 2008 and 2010 if not utilized.

(c) The Fund elected to defer approximately $466,505 of capital losses recog-nized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2002 aggregated $1,235,709 and $2,805,084, respectively.



   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
BALANCE SHEET 12/31/02
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $19,432,217)     $16,846,489
  Cash                                                          321,511
  Receivables -
     Investment securities sold                                 404,095
     Fund shares sold                                            16,144
     Dividends                                                   17,823
  Other                                                             681
                                                            -----------
       Total assets                                         $17,606,743
                                                            -----------
LIABILITIES:
  Payables -
     Investment securities purchased                        $   348,232
     Fund shares repurchased                                    111,696
  Due to affiliates                                              25,239
  Accrued expenses                                               60,555
                                                            -----------
       Total liabilities                                    $   545,722
                                                            -----------
NET ASSETS:
  Paid-in capital                                           $27,427,624
  Accumulated net realized loss on investments               (7,780,875)
  Net unrealized loss on investments                         (2,585,728)
                                                            -----------
       Total net assets                                     $17,061,021
                                                            ===========
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $6,680,196/1,002,919 shares)            $      6.66
                                                            ===========
  Class B (based on $6,613,062/1,018,075 shares)            $      6.50
                                                            ===========
  Class C (based on $3,767,763/577,361 shares)              $      6.53
                                                            ===========
MAXIMUM OFFERING PRICE:
  Class A ($6.66 [divided by] 94.25%)                       $      7.07
                                                            ===========
  Class C ($6.53 [divided by] 99.00%)                       $      6.60
                                                            ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,456)         $298,195
  Interest                                                         787
  Income from securities loaned, net                               363
                                                              --------
       Total investment income                                              $   299,345
                                                                            -----------
EXPENSES:
  Management fees                                             $152,566
  Transfer agent fees
     Class A                                                    20,829
     Class B                                                    17,886
     Class C                                                     7,003
  Distribution fees
     Class A                                                    21,158
     Class B                                                    77,192
     Class C                                                    48,419
  Custodian fees                                                12,932
  Registration fees                                             43,867
  Administration fees                                           37,500
  Professional fees                                             24,812
  Printing                                                      32,383
  Fees and expenses of nonaffiliated trustees                    5,833
  Miscellaneous                                                  3,810
                                                              --------
     Total expenses                                                         $   506,190
     Less management fees waived and expenses reimbursed
       by Pioneer Investment Management, Inc.                                   (67,008)
     Less fees paid indirectly                                                     (586)
                                                                            -----------
     Net expenses                                                           $   438,596
                                                                            -----------
       Net investment loss                                                  $  (139,251)
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $(1,758,273)
  Change in net unrealized gain on investments                               (3,487,882)
                                                                            -----------
     Net loss on investments                                                $(5,246,155)
                                                                            -----------
     Net decrease in net assets resulting from operations                   $(5,385,406)
                                                                            ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/02 and 12/31/01, respectively

                                                             Year Ended         Year Ended
                                                              12/31/02           12/31/01
FROM OPERATIONS:
Net investment loss                                       $  (139,251)       $  (233,138)
Net realized loss on investments                           (1,758,273)        (4,786,173)
Change in net unrealized gain (loss) on investments        (3,487,882)           766,494
                                                          -----------        -----------
  Net decrease in net assets resulting from
     operations                                           $(5,385,406)       $(4,252,817)
                                                          -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 5,333,754        $10,901,895
Cost of shares repurchased                                 (7,619,262)        (9,907,731)
                                                          -----------        -----------
  Net increase (decrease) in net assets resulting from
     fund share transactions                              $(2,285,508)       $   994,164
                                                          -----------        -----------
  Net decrease in net assets                              $(7,670,914)       $(3,258,653)
NET ASSETS:
Beginning of year                                          24,731,935         27,990,588
                                                          -----------        -----------
End of year                                               $17,061,021        $24,731,935
                                                          ===========        ===========

                              '02 Shares     '02 Amount        '01 Shares    '01 Amount
CLASS A
Shares sold                     228,426     $ 1,683,229          349,764     $3,190,911
Less shares repurchased        (328,190)     (2,495,831)        (325,396)    (2,881,064)
                               --------     -----------         --------     ----------
 Net increase (decrease)        (99,764)    $  (812,602)          24,368     $  309,847
                               ========     ===========         ========     ==========
CLASS B
Shares sold                     276,527     $ 1,978,661          528,762     $4,596,540
Less shares repurchased        (409,643)     (3,030,258)        (435,653)    (3,812,145)
                               --------     -----------         --------     ----------
 Net increase (decrease)       (133,116)    $(1,051,597)          93,109     $  784,395
                               ========     ===========         ========     ==========
CLASS C
Shares sold                     213,233     $ 1,671,864          346,732     $3,114,444
Less shares repurchased        (285,371)     (2,093,173)        (379,079)    (3,214,522)
                               --------     -----------         --------     ----------
 Net decrease                   (72,138)    $  (421,309)         (32,347)    $ (100,078)
                               ========     ===========         ========     ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                     Year Ended     Year Ended     Year Ended       11/18/99 to
                                      12/31/02       12/31/01       12/31/00          12/31/99
CLASS A
Net asset value, beginning of
  period                             $   8.61        $   9.99       $ 10.55          $  10.00
                                     --------        --------       -------          --------
Increase (decrease) from
  investment operations:
  Net investment loss                $  (0.02)       $  (0.04)      $ (0.03)         $  (0.00)(a)
  Net realized and unrealized
    gain (loss) on investments          (1.93)          (1.34)        (0.53)             0.55
                                     --------        --------       -------          --------
Net increase (decrease) in net
  asset value                        $  (1.95)       $  (1.38)      $ (0.56)         $   0.55
                                     --------        --------       -------          --------
Net asset value, end of period       $   6.66        $   8.61       $  9.99          $  10.55
                                     ========        ========       =======          ========
Total return*                          (22.65)%        (13.81)%       (5.31)%            5.50%
Ratio of net expenses to
  average net assets+                    1.75%           1.75%         1.70%             1.75%**
Ratio of net investment loss to
  average net assets+                   (0.28)%         (0.43)%       (0.46)%           (0.55)%**
Portfolio turnover rate                     6%             24%           33%                0%
Net assets, end of period (in
  thousands)                         $  6,680        $  9,491       $10,768          $  2,384
Ratio with no waiver of
  management fees and
  assumption of expenses by
  PIM and no reduction for fees
  paid indirectly:
   Net expenses                          2.08%           1.88%         2.08%             8.74%**
   Net investment loss                  (0.61)%         (0.56)%       (0.84)%           (7.54)%**
Ratio with waiver of
  management fees and
  assumption of expenses by
  PIM and reduction for fees
  paid indirectly:
   Net expenses                          1.75%           1.75%         1.66%             1.75%**
   Net investment loss                  (0.28)%         (0.43)%       (0.42)%           (0.55)%**

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.
**    Annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                        Year            Year           Year
                                       Ended           Ended           Ended         11/18/99 to
                                      12/31/02        12/31/01       12/31/00         12/31/99
CLASS B
Net asset value, beginning of
  period                             $   8.45        $   9.89        $ 10.52          $10.00
                                     --------        --------        -------          ------
Increase (decrease) from
  investment operations:
  Net investment loss                $  (0.07)       $  (0.10)       $ (0.09)         $(0.01)
  Net realized and unrealized
    gain (loss) on investments          (1.88)          (1.34)         (0.54)          0.53
                                     --------        --------        -------          ------
Net increase (decrease) in net
  asset value                        $  (1.95)       $  (1.44)       $ (0.63)         $ 0.52
                                     --------        --------        -------          ------
Net asset value, end of period       $   6.50        $   8.45        $  9.89          $10.52
                                     ========        ========        =======          ======
Total return*                          (23.08)%        (14.56)%        (5.99)%          5.20%
Ratio of net expenses to
  average net assets+                    2.45%           2.53%          2.47%           2.60% **
Ratio of net investment loss to
  average net assets+                   (0.97)%         (1.21)%        (1.23)%         (1.42)%**
Portfolio turnover rate                     6%             24%            33%              0%
Net assets, end of period (in
  thousands)                         $  6,613        $  9,732        $10,466          $2,238
Ratios with no waiver of
  management fees and
  assumption of expenses by
  PIM and no reduction for fees
  paid indirectly:
   Net expenses                          2.78%           2.66%          2.86%           8.41%**
   Net investment loss                  (1.30)%         (1.34)%        (1.62)%         (7.23)%**
Ratio with waiver of manage-
  ment fees and assumption
  of expenses by PIM and
  reduction for fees paid
  indirectly:
   Net expenses                          2.45%           2.51%          2.43%           2.60%**
   Net investment loss                  (0.97)%         (1.19)%        (1.19)%         (1.42)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.
**    Annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Year            Year           Year
                                       Ended           Ended           Ended       11/19/99 to
                                      12/31/02        12/31/01       12/31/00       12/31/99
CLASS C
Net asset value, beginning of
  period                             $   8.48        $   9.91        $ 10.54         $  10.00
                                     --------        --------        -------         --------
Increase (decrease) from
  investment operations:
  Net investment loss                $  (0.07)       $  (0.11)       $ (0.08)        $  (0.01)
  Net realized and unrealized
    gain (loss) on investments          (1.88)          (1.32)         (0.55)            0.55
                                     --------        --------        -------         --------
Net increase (decrease) in net
  asset value                        $  (1.95)       $  (1.43)       $ (0.63)        $   0.54
                                     --------        --------        -------         --------
Net asset value, end of period       $   6.53        $   8.48        $  9.91         $  10.54
                                     ========        ========        =======         ========
Total return*                          (23.00)%        (14.43)%        (5.98)%           5.40%
Ratio of net expenses to
  average net assets+                    2.35%           2.45%          2.40%            2.25%**
Ratio of net investment loss to
  average net assets+                   (0.88)%         (1.12)%        (1.17)%          (1.06)%**
Portfolio turnover rate                     6%             24%            33%               0%
Net assets, end of period (in
  thousands)                         $  3,768        $  5,508        $ 6,756         $    924
Ratios with no waiver of
  management fees and
  assumption of expenses by
  PIM and no reduction for fees
  paid indirectly:
   Net expenses                          2.69%           2.57%          2.76%            8.67%**
   Net investment loss                  (1.22)%         (1.24)%        (1.53)%          (7.48)%**
Ratio with waiver of
  management fees and
  assumption of expenses by
  PIM and reduction for fees
  paid indirectly:
   Net expenses                          2.35%           2.44%          2.35%            2.25%**
   Net investment loss                  (0.88)%         (1.11)%        (1.12)%          (1.06)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio with no reduction for fees paid indirectly.
**    Annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the Fund), formerly known as Pioneer Tax Managed Fund, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 3, 1999 and commenced operations on November 18, 1999. Prior to November 18, 1999, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objectives of the Fund is to seek long-term capital growth by investing primarily in domestic equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation,

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      There were no distributions paid during the year ended December 31, 2002 and 2001.

      The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.

--------------------------------------------------------------------------------
                                          2002
--------------------------------------------------------------------------------
  Undistributed ordinary income     $         -
  Undistributed long-term gain                -
  Unrealized depreciation            (2,658,437)
                                    -----------
  Total                             $(2,658,437)
--------------------------------------------------------------------------------

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02                               (continued)
--------------------------------------------------------------------------------

      The difference between book-basis and tax-basis unrealized appre ciation is attributable to the tax deferral of losses on wash sales.

      At December 31, 2002, the Fund reclassified $139,251 to decrease accumulated net investment loss and $139,251 to decrease paid-in capital. The reclassification had no impact on the net asset value of the Fund and presents the Fund's capital accounts on a tax basis.

C.    Fund Shares

      The Fund records sales and repurchases of its shares on trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). PFD earned approximately $3,605 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2002.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E.    Security Lending

      The Fund loans securities in its Portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and records gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2002, $8,268 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $5,518 in transfer agent fees payable to PIMSS at December 31, 2002.

4. Distribution Plans

The Fund adopted Plans of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/02                               (continued)
--------------------------------------------------------------------------------

A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $11,453 in distribution fees payable to PFD at December 31, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended December 31, 2002, CDSCs in the amount of $93,488 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $586 under such arrangements.

6. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Core Equity Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Core Equity Fund (the "Fund") as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the three years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 15, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Core Equity Fund at December 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2003

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
 John F. Cogan, Jr. (76)*        Chairman of the Board,        Trustee since 1999.
                                 Trustee and President         Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------------------------
 Daniel T. Geraci (45)**         Trustee and                   Trustee since October, 2001.
                                 Executive Vice President      Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the fund's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
 Mary K. Bush (54)               Trustee                       Trustee since 1999.
 3509 Woodbine Street,                                         Serves until retirement or removal.
 Chevy Chase, MD 20815
--------------------------------------------------------------------------------------------------
 Richard H. Egdahl, M.D. (76)    Trustee                       Trustee since 1999.
 Boston University Healthcare                                  Serves until retirement or removal.
 Entrepreneurship Program,
 53 Bay State Road,
 Boston, MA 02215
--------------------------------------------------------------------------------------------------
 Margaret B.W. Graham (55)       Trustee                       Trustee since 1999.
 1001 Sherbrooke Street West,                                  Serves until retirement or removal.
 Montreal, Quebec, Canada
--------------------------------------------------------------------------------------------------
 Marguerite A. Piret (54)        Trustee                       Trustee since 1999.
 One Boston Place, 28th Floor,                                 Serves until retirement or removal.
 Boston, MA 02108
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                    Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset         Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman             Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer and
the various Momentum Funds; Director, Pioneer
Alternative Investments; Director and Chairman of the
Supervisory Board of Pioneer Czech Investment Company,
a.s.; President of all of the Pioneer Funds; and Of Counsel
(since 2000, partner prior to 2000), Hale and Dorr LLP
(counsel to PIM-USA and the Pioneer Funds)
-------------------------------------------------------------------------------------------------------
Director and CEO-US of PGAM since November 2001;               None
Director, Chief Executive Officer and President of
PIM-USA since October 2001; Director of Pioneer
Investment Management Shareholder Services, Inc.
("PIMSS") since October 2001; President and a
Director of Pioneer and Pioneer Funds Distributor, Inc.
("PFD") (Chairman) since October 2001; Executive Vice
President of all of the Pioneer Funds since October
2001; President of Fidelity Private Wealth Management
Group from 2000 through October 2001; and Executive
Vice President-Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
President, Bush International (international financial       Director and/or Trustee of Brady
advisory firm)                                               Corporation (industrial identification
                                                             and specialty coated material products
                                                             manufacturer), Mortgage Guaranty
                                                             Insurance Corporation, R.J. Reynolds
                                                             Tobacco Holdings, Inc. (tobacco) and
                                                             Student Loan Marketing Association
                                                             (secondary marketing of student loans)
-------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
-------------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc. (consulting      None
firm); Professor of Management, Faculty of Management,
McGill University
-------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &      None
Company, Inc. (investment banking firm)
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address     Position Held With the Fund   Term of Office/Length of Service
Stephen K. West (74)      Trustee                       Trustee since 1999.
125 Broad Street,                                       Serves until retirement or removal.
New York, NY 10004
-------------------------------------------------------------------------------------------
John Winthrop (66)        Trustee                       Trustee since 1999.
One North Adgers Wharf,                                 Serves until retirement or removal.
Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address      Position Held With the Fund   Term of Office/Length of Service
Joseph P. Barri (56)       Secretary                     Since 1999.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)   Assistant Secretary           Since November, 2000.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Vincent Nave (57)          Treasurer                     Since November, 2000.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Luis I. Presutti (37)      Assistant Treasurer           Since November, 2000.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Gary Sullivan (44)         Assistant Treasurer           Since May, 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Alan Janson (31)           Assistant Treasurer           Since July, 2002.
                                                         Serves at the discretion of Board.
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years        Other Directorships Held by this
                                                   Trustee
Senior Counsel, Sullivan & Cromwell (law firm)     Director, The Swiss Helvetia
                                                   Fund, Inc. (closed-end investment
                                                   company) and, AMVESCAP PLC
                                                   (investment managers)
-------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.               None
(private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                       Other Directorships Held by the
                                                                  Trustee
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer       None
Funds
-------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President-Legal of              None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000; Vice President
and Assistant General Counsel, First Union Corporation from
December 1996 through March 1998
-------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody        None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
-------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration          None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
-------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting, Administration           None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information Technology-Fund           None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002. Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002; Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)
-------------------------------------------------------------------------------------------

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

      Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

      Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

Pioneer Core Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER INVESTMENTS(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12964-00-0203
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds. Member SIPC
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